UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                    ________


                                 CURRENT REPORT
                                 ______________
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                               SEPTEMBER 17, 2009
                               __________________
                Date of Report (Date of earliest event reported)


                            INOLIFE TECHNOLGIES, INC.
                            _________________________
             (Exact name of registrant as specified in its charter)

          NEW YORK                     0-50863                    30-0299889
          ________                     _______                    __________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                            Identification No.)

             8601 SIX FORKS ROAD, SUITE 400
                RALEIGH, NORTH CAORLINA                          27615
                _______________________                          _____
        (Address of principal executive offices)               (Zip Code)


                                 (919) 676-5334
                                 ______________
               Registrant's telephone number, including area code


                                  NEXXNOW INC.
                       13700 ALTON PARKWAY, SUITE 154-277
                            IRVINE, CALIFORNIA 92618
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under  the  Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                                   __________

SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

STOCK PURCHASE AGREEMENT

Effective July 29, 2009, Kenneth Keller ("Keller"), the majority shareholder of Nexxnow Inc., now known as Inolife Technologies, Inc., a New York corporation (the "Company"), entered into an agreement for the purchase of common stock (the "Stock Purchase Agreement") with Gary Berthold, the current President/Chief Executrive Officer and a director of the Company ("Berthold"). In accordance with the terms and provisions of the Stock Purchase Agreement, Keller sold an aggregate of 35,013,540 shares of the Company held of record to Berthold. Therefore, as of the date of this Current Report, Berthold holds of record an aggregate 35,013,540 shares of restricted common stock of the Company representing an equity interest of approximately 70.8%.

FINANCIAL SERVICES ADVISORY AGREEMENT

Effective September 9, 2009, the Board of Directors of the Company authorizied the execution of an investment banking and financial advisory agreement (the "Financial Advisory Agreement") with New York Consulting Group LLC. (the "Consultant"). In accordance with the terms and provisions of the Financial Advisory Agreement: (i) the Consultant has agreed to provide the Company with regular and customary investment banking and financial advisory services, including advice regarding formation of corporate goals and implementation thereof, to the Company; and (ii) the Company has agreed to issue an aggregate of 14,000,000 shares of restricted common stock to the Consultant and/or its designees.

SHARE EXCHANGE AGREEMENT

Effective September 17, 2009, the Board of Directors of the Company authorized the execution of a share exchange agreement (the "Share Exchange Agreement") with Inovet, Ltd., a Delawawre corporation ("Inovet") and the shareholders of Inovet (the "Inovet Shareholders"). In accordance with the terms and provisions of the Share Exchange Agreement, the Company agreed to: (i) acquire all of the issued and outstanding shares of common stock of Inovet from the Inovet Shareholders; and (ii) issue an aggregate of 10,000,000 shares of its resticted common stock to the Inovet Shareholders.

EXCHANGE OF ASSETS FOR STOCK

Effective September 17, 2009, the Board of Directors of the Company authorized the execution of a tax free exchange of assets for stock agreement (the "Asset Agreement") with My Complete Care, Inc., a Florida corporation ("My Complete Care") and the shareholders of My Complete Care (the "My Complete Care Shareholders"). In accordance with the terms and provisions of the Asset
Agreement: (i) My Complete Care shall deliver to the Company and the Company shall acquire all of My Complete Care's right, title and interest in and to certain assets free and clear of all liens, which assets include but are not limited to all patents, all brands, trade names, trademarks, service marks and logos (the "Brands"), the goodwill relating to the Brands, all research and marketing studies owned by My Complete Care associated with the Brands and product development efforts, rights of My Complete Care to copyrights associated with the Brands, all trade secrets, technical information, manuals, material specifications, qualitfy assurance and control procedures, and all customer lists, supplier lists, accounts, invoices, credit record associated with the products and services of My Complete Care (the "Assets"); (ii) the Company shall pay a purchase price consisting of the issuance of 2,000,000 shares of the restricted common stock of the Company.

SECTION 2. FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OF DISPOSITION OF ASSETS

The Company refers to Item 1.01 above, "Entry into Material Definitive Agreement" and upon completion of the audited financial statements of Inovet, Inc. and My Complete Care, the Company will file an additional Current Report on Form 8-K detailing the current and proposed future business operations of the Company.

SECTION 3. SECURITIES AND TRADING MATTERS

ITEM 3.02 UNREGISTERED SALES

STOCK PURCHASE AGREEMENT

In accordance with the terms and provisions of the Financial Services Advisory Agreement, the Company issued to the Consultant and/or its designees an aggregate of 14,000,000 shares of its restricted common stock. The shares under the terms of the Financial Services Advisory Agreement were issued in reliance on Section 4(2) promulgated under the United States Securities Act of 1933, as amended (the "Securities Act"). The shares have not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. The per share price of the shares was arbitrarily determined by the Board of Directors based upon analysis of certain factors including, but not limited to, stage of development , industry status, investment climate, perceived investment risks, the Company's assets and net estimated worth. The Consultant acknowledged that the securities to be issued have not been registered under the Securities Act, that it understood the economic risk of an investment in the securities, and that it had the opportunity to ask questions of and receive answers from the Company's management concerning any and all matters related to acquisition of the securities.

SHARE EXCHANGE AGREEMENT

In accordance with the terms and provisions of the Share Exchange Agreement, the Company issued to the Inovet Shareholders an aggregate of 10,000,000 shares of its restricted common stock. The shares under the terms of the Share Exchnage Agreement, were issued in reliance on Section 4(2) promulgated under the United States Securities Act of 1933, as amended (the "Securities Act"). The shares have not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. The per share price of the shares was arbitrarily determined by the Board of Directors based upon analysis of certain factors including, but not limited to, stage of development , industry status, investment climate, perceived investment risks, the Company's assets and net estimated worth. The Inovet Shareholders acknowledged that the securities to be issued have not been registered under the Securities Act, that it understood the economic risk of an investment in the securities, and that it had the opportunity to ask questions of and receive answers from the Company's management concerning any and all matters related to acquisition of the securities.

ASSET AGREEMENT

In accordance with the terms and provisions of the Asset Agreement, the Company issued to the My Complete Care shareholders an aggregate of 2,000,000 shares of its restricted common stock. The shares under the terms of the Share Exchnage Agreement, were issued in reliance on Section 4(2) promulgated under the United States Securities Act of 1933, as amended (the "Securities Act"). The shares have not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. The per share price of the shares was arbitrarily determined by the Board of Directors based upon analysis of certain factors including,  but  not  limited  to,  stage  of  development  ,  industry  status, investment climate, perceived investment risks, the Company's assets and net estimated worth. The My Complete Care Shareholders acknowledged that the securities to be issued have not been registered under the Securities Act, that it understood the economic risk of an investment in the securities, and that it had the opportunity to ask questions of and receive answers from the Company's management concerning any and all matters related to acquisition of the securities. BENEFICIAL OWNERSHIP CHART The following table sets forth certain information, as of September 18, 2009, with respect to the beneficial ownership of the outstanding common stock by: (i) any holder of more than five (5%)
percent; (ii) each of our executive officers and directors; and (iii) our directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned. Unless otherwise indicated, each of the stockholders named in the table below has sole voting and investment power with respect to such shares of common stock. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated. As of the date of this Current Report, there are 63,419,448 shares of common stock issued and outstanding.


NAME AND ADDRESS OF BENEFICIAL OWNER(1)       AMOUNT AND NATURE OF BENEFICIAL         PERCENTAGE OF BENEFICIAL
                                                         OWNERSHIP(1)                        OWNERSHIP
DIRECTORS AND OFFICERS:
Gary Berthold (2)                                          35,013,540                           70.8%
8601 Six Forks Road
Suite 400
Raleigh, North Carolina 27615

Sharon Berthold (2)                                        35,013,540                           70.8%
8601 Six Forks Road
Suite 400
Raleigh, North Carolina 27615

Sterling Shepperd
8601 Six Forks Road                                           -0-                                 0%
Suite 400
Raleigh, North Carolina 27615

All executive officers and directors as a group (3
persons)                                                   35,013,540                          70.8%

BENEFICIAL SHAREHOLDERS GREATER THAN 10%
 None


*     Less than one percent.

(1) Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and
      (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding as of the date of this Annual Report. As of the date of this Current Report, there are 63,419,448 shares issued and outstanding.
(2)   Represents shares owned by Gary Berthold, the spouse of Sharon Berthold.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

The Company refers to Item 1.01 above, "Entry into a Material Agreement" concerning the change in control.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS. Following the Stock Purchase Agreement, effective on September 9, 2009: (i) Mr. Vasili Borisov resigned as the President/Chief Executive Officer, Principal Executive Officer and a director of the Company; (ii) Ms. Nadeezda Bulicheva resigned as the Chief Financial Officer/Treasurer, Secretary, Principal Accounting Officer and as a director of the Company; (iii) Ulrik Svane Thomsen consented to act as the President, Treasurer and a director of the Company; and (iv) Jacob W. Lemmeke consented to act as the Secretary and a director of the Company.

The biographies of each of the new directors and officers are set forth below as follows:


  NAME                  AGE    POSITION WITH THE COMPANY
  ___________           ___    _________________________________

  Gary Berthold         58     President/Chief Executive Officer and a Director
  Sharon Berthold       57     Director
  Sterling Shepperd     34     Chief Financial Officer                  --

Directors hold office until the annual meeting of the Company's stockholders and the election and qualification of their successors. Officers hold office, subject to removal at any time by the Board, until the meeting of directors immediately following the annual meeting of stockholders and until their successors are appointed and qualified.

GARY BERTHOLD. Since 2006 Mr. Berthold has been the manager-member of several companies involved in veterinary research: PharmaCom BioVet, Inc., InoVet Ltd., and PharmaCom BioVet , LLC. Since 2004 Mr. Berthold has also owned a Haulmark Motor Home dealership that he represents at AKC dog shows. From 2003 to 2007 Mr. Berthold co-owned a software development company involved in the home automation industry. From 2004 to 2006 he also served as manufacturer's rep for several pet food and pet supply companies. Since 2000 Mr. Berthold has owned and managed a series of retail pet stores. Mr. Berthold is the spouse of Sharon Berthold, a director of the Company.

SHARON BERTHOLD. Since 2007 Ms. Berthold has been engaged as owner of PharmaCom BioVet, LLC, and employed as Executive Vice President, Secretary and Treasurer of PharmaCom BioVet, Inc. and InoVet Ltd. Each of those companies is involved in veterinary research. Ms. Berthold is the spouse of Gary Berthold, a director of the Company.

STERLING SHEPPERD. Mr. Shepperd has been an officer of NexxNow since July 2004. During the greater part of the 2009 fiscal year, Mr. Shepperd served as Chief Financial Officer of NexxNow. From November 21, 2008 until August 2009 he also served as its Chief Executive Officer. In 2003 Mr. Shepperd was employed as Sales Manager for JMT Solutions, LLC, which was engaged in the business of direct response marketing in Palm Bay, Florida. From 1999 until he joined JMT Solutions, Mr. Shepperd was employed by DanMark, Inc., an organization engaged in direct response marketing.

SECTION 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Effective as of September 1, 2009, the Board of Directors of the Company authorized the filing of an amendment to the Articles of Incorporation of the Company changing its name from "Nexxnow Inc." to "InoLife Technologies Inc." As of the date of this Current Report, the Company is proceeding to file appropriate documentation with FINRA in order to effect the name change on the market.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED . In accordance with Item 9.01(a), the audited financial statements of Inovet Inc. and My Complete Care Inc. willl be filed in a supplemental Current Report on Form 8-K within the next 45 days.

(b) PRO FORMA FINANCIAL INFORMATION. In accordance with Item 9.01(b), our pro forma financial statements are filed in this Current Report are incorporated by reference to thise included in the Company's Annual Report on Form 10-K.

(d) EXHIBITS. The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit  Description
Number

10.1 Share Exchnage Agreement by and between Nexxnow Inc., Inovet Ltd. and the shareholders of Inovet Inc. dated September 17, 2009.
10.2 Tax Free Asset Purchase Agreement by and between Nexxnow Inc., My Complete Care Inc., and the shareholders of My Complete Care dated September 17, 2009.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            INOLIFE TECHNOLOGIES INC.

DATE:  SEPTEMBER 18, 2009              /s/GARY BERTHOLD
                                       ___________________________________
                                       NAME: GARY BERTHOLD
                                       TITLE: PRESIDENT/CHIEF EXECUTIVE OFFICER

                                   __________